Exhibit 99.1

i-80 Gold Strengthens Board of Directors with the Addition

of Ronald Butler Jr., Michael Jalonen, and Steven Yopps

TORONTO, ON, January 29, 2026 – i-80 GOLD CORP. (TSX:IAU) (NYSE American:IAUX) (“i-80 Gold”, or the “Company”) is pleased to announce the appointment of Ronald Butler Jr., Michael Jalonen and Steven Yopps to its Board as independent directors, effective February 1, 2026. These additions strengthen the Company’s governance with deep experience in mining operations, finance, mineral processing, and capital markets. This collective experience will support i-80 Gold in achieving its growth strategy in Nevada. Following their appointments, the Board will be comprised of nine members.

“Ron, Mike, and Steve each bring highly relevant experience and proven track records across their respective fields, including financial leadership, deep capital markets knowledge, and autoclave and refractory processing expertise, making them strong additions to i-80 Gold’s Board of Directors,” said Ron Clayton, Chairman of the Board. “I am confident their expertise will provide valuable insight and guidance as the Company executes its development plan spanning five gold projects and the refurbishment of our Lone Tree autoclave processing facility to create long-term value for shareholders. These appointments reflect our ongoing effort to ensure that the Board maintains the technical, financial, and strategic skills and experience required to support the Company as we advance toward becoming a leading mid-tier gold producer in Nevada. On behalf of the Board, we are pleased to welcome three directors of this caliber.”

Ronald Butler Jr.

Ronald Butler Jr. is a Certified Public Accountant (CPA) with more than 30 years of experience in audit, financial and strategic planning, operational excellence, digital transformation, and corporate governance across industries including mining and metals, energy, technology, and consumer products. Mr. Butler spent 29 years with Ernst & Young LLP (EY) in Arizona, most recently serving as Managing Partner from 2008 until his retirement in 2024. From 2022 to 2024, he also served as EY’s U.S. Mining & Metals Leader, where he led national strategy and drove client and business growth, advising major mining companies such as Freeport-McMoRan and Newmont Corporation. As Managing Partner, Mr. Butler led EY Arizona’s growth initiatives and strategic ventures, including public-sector programs focused on cost reduction, grants management, real estate optimization, and technology enablement. He also served on the Executive Committee for the City of Phoenix’s US$500 million General Obligation Bond Program and was a senior member of EY’s West Region Executive Leadership Team. During his tenure, he oversaw more than 500 professionals and advised a broad range of midsize and multinational public and private companies. Mr. Butler holds a BSc in Accountancy from the University of Arizona.

Michael Jalonen

Michael Jalonen is a Chartered Financial Analyst (CFA) with nearly 40 years of mining and capital markets experience, including over 30 years as a highly respected mining analyst at Bank of America Securities (BofA). He served as Managing Director and North American Senior Precious Metals Research Analyst until his retirement in 2022 and was consistently ranked among the leading mining analysts in North America. In this role, Mr. Jalonen led coverage and investment recommendations for 30 senior and intermediate precious metals producers, as well as royalty and streaming companies. He developed detailed operating

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and financial models, performed valuation analyses, and authored numerous thematic industry reports. Prior to that, Mr. Jalonen served as Global Coordinator for BofA’s Metals, Mining & Steel Research Team, overseeing a global group of analysts, publishing thematic research on precious and base metals, and organizing the firm’s flagship global mining conference. He began his career as a geologist. Mr. Jalonen holds an MBA in Finance from the DeGroote School of Business and a BSc (Hons) in Geology from the University of Windsor.

Steven Yopps

Steven Yopps is a metallurgical engineer and accomplished mining executive with more than 35 years of operational, technical, project development, and regulatory experience across Nevada’s premier gold districts. His career spans senior roles at AngloGold Ashanti, Nevada Gold Mines, and Barrick Mining, where he led large-scale autoclave, roaster, and refractory processing operations, advanced complex feasibility studies, and executed district-level growth strategies that transformed regional mining portfolios.

Most recently, Mr. Yopps served as Vice President of Nevada Projects for AngloGold Ashanti through to his retirement in 2025. In this role, he led technical and exploration teams who were responsible for growing the Nevada resource base, advancing the feasibility study and NEPA permitting for the North Bullfrog project, and supporting the integration of acquisitions within the Beatty district to establish a top-tier mining district in southern Nevada. Previously, Mr. Yopps was Manager of Growth Projects for Nevada Gold Mines (“NGM”), where he led the long-term processing and refractory ore transportation strategy following the Newmont–Barrick joint venture, multiple pre-feasibility studies at Cortez, and refractory ore research and development programs. He has authored peer-reviewed research on Carlin-type refractory gold processing and pressure oxidation technologies.

Prior to his role at NGM, he spent more than 25 years in senior technical and operational roles, including serving as General Manager of the Ruby Hill Mine (currently i-80 Gold’s wholly owned Ruby Hill property) and managing Goldstrike’s autoclave, roaster, and mill facilities for more than a decade, delivering best-in-class safety and operational performance. Mr. Yopps holds a BSc and MSc in Metallurgical Engineering from the Colorado School of Mines and is a Qualified Person recognized by the Mining & Metallurgical Society of America.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company committed to building a mid-tier gold producer through a new development plan to advance its high-quality asset portfolio. The Company is the fourth largest gold mineral resource holder in the state with a pipeline of high-grade development and production-stage projects strategically located in Nevada’s most prolific gold-producing trends. Leveraging its central processing facility following an anticipated refurbishment, i-80 Gold is executing a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. i-80 Gold’s shares are listed on the Toronto Stock Exchange (TSX:IAU) and the NYSE American (NYSE:IAUX). For more information, visit www.i80gold.com.

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For further information, please contact:

Leily Omoumi, SVP Corporate Development & Strategy

Caterina De Rosa, Director Investor Relations

1.866.525.6450

info@i80gold.com

www.i80gold.com

Cautionary Statement Regarding Forward Looking Information

Certain information set forth in this press release, including but not limited to management’s assessment of the Company’s future plans and operations, expectations regarding the timing, execution and results of the Company’s gold output, development plan, refurbishment of the Lone Tree autoclave processing facility, and the Company’s expected transition to creating a leading mid-tier gold producer in Nevada constitute forward looking statements or forward-looking information within the meaning of applicable securities laws. All statements other than statements of historical fact are forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates” or “believes”, or variations of, or the negatives of, such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. Readers are cautioned that the assumptions used in the preparation of information, although considered reasonable at the time of preparation, may prove to be inaccurate and, as such, reliance should not be placed on forward-looking statements. The Company’s actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements and, accordingly, no assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what benefits, if any, that the Company will derive therefrom. By their nature, forward looking statements are subject to numerous risks and uncertainties, some of which are beyond the Company’s control, including general economic and industry conditions, volatility of commodity prices, title risks and uncertainties, uncertainty in geological, metallurgical and geotechnical studies and opinions, and ability to access sufficient capital from internal and external sources such as selling assets, restructuring debt or obtaining additional equity capital on terms that may be onerous or highly dilutive. The Company’s ability to refinance its indebtedness will depend on the capital markets and its financial condition at such time, currency fluctuations, construction and operational risks, licensing and permit requirements, environmental risks, competition from other industry participants, the lack of availability of qualified personnel or management, imprecision of mineral resource, or production estimates.

Please see “Risks Factors” in the Form 10-K for the fiscal year ended December 31, 2024 for more information regarding risks pertaining to the Company, which is available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca. Readers are encouraged to carefully review these risk factors as well as the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. All forward-looking statements contained in this press release speak only as of the date of this press release or as of the dates specified in such statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Additional information relating to i-80 Gold can be found on i-80 Gold’s website at www.i80gold.com, SEDAR+ at www.sedarplus.ca, and on EDGAR at www.sec.gov/edgar. The information included on, or accessible through, the Company’s website is not incorporated by reference into this press release.

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